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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   May 19, 1999
                                                          ----------------


                                USABANC.COM, INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



       Pennsylvania                   000-27244                  23-2806495
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                     Identification Number)


One Lincoln Plaza, 1535 Locust Street, Philadelphia PA              19102
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       (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code    215-569-4200
                                                           --------------



                        This document consists of 5 pages
                         Exhibit Index appears at Page 4


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Item 5.  Other Events

         On May 19, 1999, the Board of Directors of the Registrant declared a dividend on its issued and outstanding Class A common stock in the amount of one hundred percent (100%), payable on June 15, 1999 in shares of Class A common stock to holders of record of the issued and outstanding shares of the Registrant's Class A common stock on June 1, 1999.

         The Registrant issued a press release regarding the stock dividend on May 20, 1999, a copy of which is attached hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99       Press Release of the Registrant.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  USABANC.COM, INC.



Date: May 21, 1999                By:    /s/ Kenneth L. Tepper
                                         -------------------------------------
                                  Name:  Kenneth L. Tepper
                                  Title: President and Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit No.
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99                         Press Release of the Registrant












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